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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made a part of this Registration Statement on Form S-1, including the reference to us under the heading "Experts."

                                               Arthur Andersen LLP


Boston, Massachusetts
June 21, 1996